[GRAPHIC]                                                       [LOGO] Endurance
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                     Nantucket Wachovia Investor Conference

                       Endurance Specialty Holdings Ltd.

                                 June 27, 2003
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Forward Looking Statements

Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

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Dramatic Reduction in Global Capital

>>    40% reduction in global capital from 2000 to 2002 - from $700B to $400B

      o     Significant reserve strengthening

      o     Weak balance sheets

      o     WTC tragedy

      o     Loss emergence (Asbestos & Mold, D&O, etc.)

      o     Historically inadequate pricing

      o     Poor investment performance

>>    Management changes. Rating agency downgrades. Insolvencies/withdrawals

>> Pricing increases and improvements in terms in primary and reinsurance lines

>> Fundamental pricing drivers suggest prolonged positive environment across multiple lines of business

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Endurance Highlights

>>    Formed on December 14, 2001

>> $1.4 billion in pro forma GPW. Inception to date combined ratio of 85.2%. Inception to date net income of $153 million

>> Broad based platform focused on reinsurance and insurance and property and casualty. Focus on specialty lines with specialized underwriting teams

>>    Completed infrastructure build-out: 185 employees total

>>    Licensed de novo U.K. and U.S. subsidiaries

>>    Completed two successful acquisitions

      o     LaSalle Re property catastrophe business in May 2002

      o     Majority of Hart Re portfolio in May 2003

>> Launched successful initial public offering in February 2003. Listed on NYSE as "ENH"

>>    Recently received an upgrade to "A" from AM Best and an A- FSR from S&P

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The Endurance Strategy

>> Create a diversified portfolio of specialty lines that are individually profitable and have limited correlation

>>    Maintain deep expertise in each line of focus

>>    Make use of state of the art analysis and technology

>>    Maintain low fixed costs

>>    Proactively manage capital

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Proactive Capital Management

>>    Capital management deeply integrated into corporate strategy

>>    Deep focus on maximization of long-term return on equity

>>    Three proactive capital actions in first year 2002

      o     LaSalle acquisition

      o     $300 million multi-year bank debt facility

      o     $100 million Zurich stock repurchase

>>    Two proactive capital actions in second year 2003, thus far....

      o     Initial public offering, listed on the NYSE

      o     Hart Re transaction, added $400 million to GPW

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                       Diversified Underwriting Portfolio

                      2002 Gross Written Premiums: $799mm
                      -----------------------------------

----------------                     ---------------
Property Treaty                      Casualty Treaty
----------------                     ---------------
Reinsure individual property         Reinsure third party liability
risks on a treaty basis              business on a treaty basis

--------------------                 ------------------------
Property Catastrophe                 Casualty Individual Risk
--------------------                 ------------------------
Reinsure catastrophic perils         Casualty insurance and
on a treaty basis                    reinsurance of individual risks

------------------------             ---------------------
Property Individual Risk             Other Specialty Lines
------------------------             ----------------------
Property insurance and reinsurance   Aerospace, Self Insured Risks, Other Treaty
of individual risks                  Reinsurance (Surety, Marine, Energy, PA)


                      [FIGURES BELOW REPRESENT A PIE CHART]

Property Treaty         Property Catastrophe           Property Ind. Risk
     21.0%                     22.3%                          7.9%

Other Spec. Lines        Casualty Ind. Risk              Casualty Treaty
      9.9%                     13.4%                          25.5%


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                      Underwriting Focused Business Model

                               -----------------
                               Senior Management
                               -----------------
--------------------    -----------     ----------      -------------------
Property Per            Casualty        Property        Casualty Individual
Risk and Catastrophe    Treaty          Individual      Risk - Excess
Reinsurance             Reinsurance     Risk            Casualty and
                                                        Professional
--------------------    -----------     ----------      -------------------

--------------------    -----------     ----------      -------------------
Endurance Worldwide     Healthcare      Aerospace       Endurance America
(London)                                                (New York)
--------------------    -----------     ----------      -------------------

                               -----------------
                               Support Functions
                               -----------------

Strategy, Capital Allocation, Risk Management, Combined Ratio Targets

Discrete Underwriting Teams, Risk Selection, Pricing, Client Relationships

Underwriting Support, Systems, Claims

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Risk Management Approach

>>    Centralized quantitative risk framework

>>    Data-intensive scrutiny of client and loss exposure

>>    State-of-the-art technology and risk analysis tools

>>    Experienced and innovative team

               --------------------------------------------------
               Portfolio of Specialty Lines that are Individually
                     Profitable and have Limited Correlation
               --------------------------------------------------

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Hart Re Transaction Summary

>>    100% property/casualty reinsurance

      o     Working layer business

      o     45% property and property cat, 23% casualty, 20% aviation, 12% other

>> Taking 2/3 of Hart Re's current in-force book. Roughly $400 million in UPR acquired.

>>    Limited overlap with existing Endurance business

>>    Conservative assumptions made on renewal

>>    Twenty member due diligence team involved, 3-weeks on-site

>>    Integration strategy continuing as scheduled

>>    Significant enhancement to ROE and capital utilization in 2003

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Financial Performance

($ in thousands)
                                 Year Ended     Quarter Ended    12-Months Ended
Income Statement             December 31, 2002  March 31, 2003    March 31, 2003
--------------------------------------------------------------------------------
Gross written premiums          $  798,760      $  362,115          $1,029,954
Net earned premiums                369,489         189,653             541,510
Net income                         102,066          51,201             150,010

GAAP combined ratio                   86.2%           83.4%               84.4%
Statutory combined ratio              80.9%           80.8%               81.1%

Balance Sheet
--------------------------------------------------------------------------------
Total assets                    $2,054,594      $2,585,455
Total investments and cash       1,663,249       2,031,031
Reserves for losses and LAE        200,840         297,754
Total shareholders' equity       1,217,500       1,468,547

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Segment Profitability

($ in thousands)

                                     Property Per     Property       Property     Casualty         Casualty         Other
                                     Risk Treaty     Catastrophe     Individual    Treaty         Individual      Specialty
                                     Reinsurance     Reinsurance       Risk      Reinsurance         Risk           Lines
                                     ----------------------------------------------------------------------------------------
Year Ended Dec. 31, 2002

Gross premiums written               $168,054       $178,120        $62,934       $203,566       $106,903        $79,183
Net premiums earned                    59,453        114,823         33,907         84,355         44,292         32,659

GAAP combined ratio                     102.1%          61.7%          60.8%         106.0%         100.8%          98.8%
Statutory combined ratio                 92.3%          59.5%          56.3%          98.6%          92.1%          90.3%


Quarter Ended March 31, 2003
Gross premiums written               $ 91,979       $ 60,634        $14,597       $ 83,427       $ 33,522        $77,956
Net premiums earned                    41,036         36,027         15,015         40,252         31,915         25,408

GAAP combined ratio                      95.8%          39.7%          33.2%         103.1%          95.8%         108.4%
Statutory combined ratio                 93.7%          33.8%          33.7%          99.6%          97.1%          98.9%

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Return on Equity Analysis

                                                Twelve Months
                                               Ended March 31,
                                                    2003
                                               ----------------
Average equity                                    $1,314,642

Net premiums earned                                 $541,510
  Combined ratio                                        84.4%
  Operating margin                                      15.6%
  Premium leverage                                      0.41x
Implied ROAE from underwriting activity                  6.4%

Average invested assets at amortized cost         $1,437,456
  Investment leverage                                   1.09x
  Current yield, pretax                                3.595%
Implied ROAE from investment activity                    3.9%

Implied Pre-tax Operating ROAE, for period              10.4%

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Conclusion

>>    Quantitative, underwriting focused business model

>> Experienced management team and underwriters focused on execution and aligned with public investors

>>    Clean, conservative balance sheet - no legacy issues

>>    Strong earnings growth

>>    Targeting 13%-14% ROE in 2003, and mid-teens ROE in 2004

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